Filed pursuant to Rule 497(a)

Registration File No. 333-266323

Rule 482ad

Blackstone Secured Lending Fund Prices Public Offering of

$400.0 million 5.875% Unsecured Notes due 2027

NEW YORK—(BUSINESS WIRE)—May 13, 2024—Blackstone Secured Lending Fund (NYSE:BXSL) (“BXSL” or the “Company”) announced today that it has priced an underwritten public offering of $400.0 million in aggregate principal amount of 5.875% notes due 2027. The notes will mature on November 15, 2027 and may be redeemed in whole or in part at BXSL’s option at the applicable redemption price.

The Company expects to use the net proceeds from this offering for general corporate purposes, which may include, among other things, investing in accordance with our investment objectives and strategies described in the prospectus supplement and the accompanying prospectus described below in greater detail and repaying indebtedness (which will be subject to reborrowing).

Citigroup Global Markets Inc., Barclays Capital Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc. are acting as joint book-running managers for this offering. The offering is expected to close on May 20, 2024, subject to customary closing conditions.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The pricing term sheet dated May 13, 2024, the preliminary prospectus supplement dated May 13, 2024 and the accompanying prospectus dated July 26, 2022, each of which have been or will be filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of BXSL and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

An effective shelf registration statement relating to these securities is on file with the SEC and is effective. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from the website of the SEC at www.sec.gov or from Citigroup Global Markets Inc. at c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, toll-free: 1-800-831-9146, e-mail prospectus@citi.com; Barclays Capital Inc., Attention: Syndicate Registration, 745 Seventh Avenue, New York, New York 10019, Telephone: 1-888-603-5847, email: barclaysprospectus@broadridge.com; Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282; RBC Capital Markets, LLC at Brookfield Place, 200 Vesey Street, 8th Floor, New York, New York 10281; or SMBC Nikko Securities America, Inc. at 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, 1-888-868-6856.

About Blackstone Secured Lending Fund

Blackstone Secured Lending Fund (NYSE:BXSL) is a specialty finance company that invests primarily in the debt of private U.S. companies. As of March 31, 2024, BXSL’s fair value of investments was approximately $10.4 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Credit BDC Advisors LLC, an SEC-registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with over $1 trillion of assets under management as of March 31, 2024.

Forward-Looking Statements and Other Matters

Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions (including the offering), objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Contacts

Investors

Stacy Wang, Head of Stakeholder Relations

Blackstoneshareholderrelations@blackstone.com

+1 888-756-8443

Media

Mariel Seidman-Gati

Mariel.seidmangati@blackstone.com

+1 917-698-1674